Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Hyundai Capital America (the “Company”)

Re:	Hyundai Auto Receivables Trust 2022-C – Data File and XML File Procedures

We have performed the procedures described below on the specified attributes in (i) an electronic data file entitled “FINAL_POOL_TAPE_HART_2022_C_REGABII.xlsx” provided by the Company on October 6, 2022, containing information on 73,607 automobile, light-duty truck, and minivan retail installment sale contract receivables (the “Receivables”) as of October 4, 2022 (the “Data File”), and (ii) an electronic data file entitled “hca-autoloanex102_10112022_1.xml” provided by the Company on October 13, 2022, containing information on the Receivables as of September 30, 2022 (the “XML File”), which we were informed are intended to be included as collateral in the offering by Hyundai Auto Receivables Trust 2022-C. The Company is responsible for the specified attributes identified by the Company in the Data File and XML File.

The Company, and other third parties who execute an agreement with KPMG LLP, together the “Specified Parties,” have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File and XML File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures section below.

•	The term “Title Document” means a scanned image of one of the title documents listed in Exhibit A, which the Company informed us are acceptable forms of Title Document.

•	The term “Acceptable Company Names” means the names listed in Exhibit A, which the Company informed us are acceptable names for the Company that can appear in the Title Documents as the Lien Holder, Owner, or Security Interest Holder/Lessor.

•	The term “KSIOP System” means the Company’s electronic loan system used to service the Receivables.

•	The term “Vehicle Model Mapping” means an electronic data file entitled “HART 2022-C Vehicle_Map.xlsx,” provided by the Company on October 6, 2022, containing the mapping of specific vehicle models to general vehicle models and vehicle types.

•	The term “Sources” means the following information provided by the Company for each of the Sample Receivables (defined below): Installment Sale Contract, Modification Agreement, Extension Agreement, Notice of Change, Title Document, Credit Application, DealerTrack Application, HCA Credit Decision, screenshots from the KSIOP System, and the Vehicle Model Mapping. We make no representation regarding the validity, enforceability, or authenticity of these documents.

•	The term “Provided Information” means the Sources, Acceptable Company Names, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 150 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables was provided to the Company. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.

B.	For each Sample Receivable, we compared or recomputed the specified Data File attributes listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions

Original Amount Financed	Installment Sale Contract, Notice of Change (if any), KSIOP System, Modification Agreement

Annual Percentage Rate (“APR”)	Installment Sale Contract, Notice of Change (if any), KSIOP System

Scheduled Monthly Payment Amount	Installment Sale Contract, Notice of Change (if any), KSIOP System, Modification Agreement

Contract Date	Installment Sale Contract, Modification Agreement

First Payment Date	Installment Sale Contract, Extension Agreement (if any), KSIOP System, Modification Agreement

Original Term (number of months)	Installment Sale Contract, KSIOP System, Modification Agreement

Maturity Date

Recompute as the Original Term (in numbers of months) plus the First Payment Date, adjusted for any payment extensions or due date changes appearing on the Extension Agreement (if any).

In the event the information was not in agreement, compare the Maturity Date to the corresponding information stated in the “General Information” screen in the KSIOP System.

Attribute	Sources / Instructions

Dealer’s State	Installment Sale Contract

Vehicle Make

Installment Sale Contract.

Consider the information to be in agreement if:

-      The Vehicle Make stated in the Data File was “Other” and in the Installment Sale Contract was not Hyundai or Kia.

-      The Vehicle Make stated in the Data File was “Genesis” and the Installment Sale Contract stated the Vehicle Model Year was 2017 or later, and either (1) the Vehicle Make was “Hyundai” and the Vehicle Model was “Genesis,” or (2) the Vehicle Model was “G80” or “G90.”

Vehicle Model

Installment Sale Contract, KSIOP System and the Vehicle Model Mapping.

Consider the information to be in agreement if the Vehicle Model stated in the Data File was “G80” or “G90” and the Installment Sale Contract stated the Vehicle Model Year was 2017 or later, and (i) the Vehicle Make was “Hyundai,” and (ii) the Vehicle Model was “Genesis.”

“New” or “Used”	KSIOP System

Model Year	Installment Sale Contract

Obligor’s Zip Code	Installment Sale Contract, KSIOP System

Obligor’s State	Installment Sale Contract, KSIOP System

Co-Obligor Present Indicator	Installment Sale Contract, KSIOP System

Remaining Principal Balance	KSIOP System (without consideration of financial activities subsequent to the Cutoff Date)

FICO Score	KSIOP System

C.	For each Sample Receivable, we observed the presence of the following in the Sources:

•	Title Document. We were instructed by the Company to observe that one of the Acceptable Company Names appeared in the Title Document as the Lien Holder, Owner, or Security Interest Holder/Lessor.

•	Truth-in-Lending Disclosure (in the Installment Sale Contract).

•	Signed Credit Application. We were instructed by the Company to consider a signed Credit Application, approved DealerTrack Application, approved HCA Credit Decision, or signed Purchaser’s Statement were acceptable forms of credit application. We make no representation regarding the authenticity of the signature(s) on the Credit Application.

D.	For each Sample Receivable, we compared the specified XML File attributes listed below to the corresponding information included in the Data File or Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the XML File to the Data File or Sources for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Data File fields and Sources are listed in the order of priority.

Attribute	Data File / Sources / Instructions

Reporting Period Scheduled Payment Amount

Installment Sale Contract, Notice of Change (if any), KSIOP System.

Consider the information to be in agreement if the Reporting Period Scheduled Payment Amount in the XML File was blank and the KSIOP System indicated the Sample Receivable was in “Pending” status as of close of business on September 30, 2022.

Model Year	Data File, Installment Sale Contract, KSIOP System

Obligor’s State	Data File, Installment Sale Contract, Notice of Change (if any), KSIOP System

Co-Obligor Present Indicator	Data File, Installment Sale Contract, Notice of Change (if any), KSIOP System

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File and XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File, XML File, and Provided Information , without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding, (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
October 20, 2022

Exhibit A

Title Documents

Application for a Certificate of Title for a Motor Vehicle

Application for Certificate of Ownership

Application for Certificate of Title With/Without Registration

Application for Dealer Assignment

Application for Registration

Application for Registration of a New Vehicle

Application for Registration of New Vehicle

Application for Title and License

Application for Title and Registration

Application for Title and/or Registration

Application for Title with/without Registration

Application for Vehicle Transaction(s)

Application of Noting of Lien, Duplicate Title,

Application To Title/Register A Motor Vehicle Multipurpose Use

Certificate of Title

Certificate of Title of a Vehicle

Certificate of Title to a Vehicle

Dealer's Notice of Lien

Direct Lien Filing

Electronic Dealer, Rebuilder or Lessor's Report of Sale or Lease

Electronic Title

Form MV-1 Motor Vehicle Title Application

Guarantee Of Title

Guarantee of Title Statement

Information from the Company’s title information system

MV-1 Form

Notice of Lien Application for Title

Notice of Recorded Lien

State Notice of Security Interest Filing

Title & License Plate Application

Title Application

Title Application for Dealer Sales

Vehicle Application

Vehicle Application for (State) Title

Vehicle Dealer Temporary Permit Certificate of Fact for

Address Verification

Vehicle Registration/Title Application

Vehicle Registration/Title Application for Dealer Sales

Vehicle Title Application

Acceptable Company Names

Genesis Finance	Hyundai Finance Co
HCA DBA Kia Motors Finance	Hyundai Financial
HMFC	Hyundai Lease Titling
HYUN CPTL AMCA DBA KIA MOT	Hyundai Lease Titling Trust
Hyundai Capital America	Hyundai Motor Credit
Hyundai Capital America BA KMF	Hyundai Motor Fin
Hyundai Capital America DBA	Hyundai Motor Finance
Hyundai Capital America DBA Genesis Finance	Hyundai Motor Finance Co
Hyundai Capital America DBA HMF	Hyundai Motor Finance Company
HYUNDAI CAPITAL AMERICA DBA HYUNDAI MOTOR FI	Hyundai Motors
Hyundai Capital America DBA Hyundai Motor Fin	Hyundai Motors Fin
Hyundai Capital America DBA Hyundai Motor Finance	Hyundai Motors Finance
Hyundai Capital America DBA Hyundai MTR FIN	Kia Finance America
Hyundai Capital America DBA Kia Mot	Kia Motor(s) Finance Co
Hyundai Capital America DBA Kia Motor Finance	Kia Motors America
Hyundai Capital America DBA KIA Motors	Kia Motors Fin
Hyundai Capital America DBA Kia Motors F	Kia Motors Finance
Hyundai Capital America dba Kia Motors Finance	Kia Motors Finance
Hyundai Capital America dba KMF	Kia Motors Finance Co.
Hyundai Capital America DBA: HMF	Kia Motors Finance Company
Hyundai Capital America/DBA HMFC	Kia Motors Fn

A-1